FIRST AMENDMENT TO
                           COMMERCIAL PROMISSORY NOTE

     This First Amendment ("First Amendment") to Commercial Promissory Note is made this ---- day of March, 1997, by and between Joseph Gall ("Lender") and TVMJG 1996-PUTNAM SQUARE LIMITED PARTNERSHIP ("Borrower") with respect to the following facts:

                                    RECITALS

     A. The Commercial Promissory Note ("Note") which is the subject of his First Amendment is by and between Lender and Borrower and is dated April 26, 1995.

     B. The parties desire to modify certain of the terms of the Note.

         NOW,   THEREFORE,   with  respect  to  the   foregoing   facts  and  in
consideration of the promises and undertakings herein contained, the parties agree as follows:

     1. Line 4 of the paragraph entitled "Principal and Interest" on page 1 of the Note is amended by inserting the term 50% of in front of the term "the" in such line.

     2. All other provision of the Note remain unchanged and in full force and effect.

         Executed and effective as of the date first above written:


BORROWER:                                            LENDER:

TVMJG 1996-PUTNAM SQUARE
LIMITED PARTNERSHIP

By: Homes for America Holdings, Inc.
    Its General Partner

By: /s/ Robert A. MacFarlane               /s/ Joseph Gall  POA s/s Bonnie Gall
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                                            Joseph Gall